STATEMENT OF ADDITIONAL INFORMATION

Causeway International Value Fund

Institutional Class (CIVIX)

Investor Class (CIVVX)

Causeway Global Value Fund

Institutional Class (CGVIX)

Investor Class (CGVVX)

Causeway Emerging Markets Fund

Institutional Class (CEMIX)

Investor Class (CEMVX)

Causeway International Opportunities Fund

Institutional Class (CIOIX)

Investor Class (CIOVX)

Causeway Global Absolute Return Fund

Institutional Class (CGAIX)

Investor Class (CGAVX)

Causeway International Small Cap fund

Institutional Class (CIISX)

Investor Class (CVISX)

SUPPLEMENT DATED APRIL 11, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 25, 2019

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AND SHOULD BE READ IN CONJUNCTION WITH THE

STATEMENT OF ADDITIONAL INFORMATION.

Under “Disclosure of Portfolio Holdings” on page 34, the first paragraph is supplemented to add the following sentence as the new third sentence of that paragraph:

Each Fund may disclose a complete list of its holdings or, in the case of Causeway Global Absolute Return Fund, its top long and short exposures, in reports on its website, www.causewayfunds.com, as of the end of each calendar quarter on or after the 15th business day after quarter-end.

Under “Shareholder Service Arrangements” the existing table is supplemented to add the following financial institutions that are parties to agreements entitling them to receive payments from the Distributor under the Service Plan and/or the Investment Adviser from its own resources, as indicated:

Service Provider	Payments Received From
Benefit Trust Company	Distributor and Investment Adviser

Under “Shareholder Service Arrangements” the entry in the existing table for MSI Financial Services, Inc. is amended to read as follows:

Service Provider	Payments Received From
MML Investors Services, LLC	Distributor and Investment Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-045-0100